Note 7 - Mortgage Servicing Rights, Net (Details) - Mortgage Servicing Rights and Accumulated Amortization (Mortgage Servicing Rights [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Mortgage Servicing Rights [Member]
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	$ 3,600	$ 3,638
Accumulated amortization	(2,093)	(1,930)
Unamortized mortgage servicing rights	$ 1,507	$ 1,708